                                                                Exhibit 10.16(a)


                                                                       EXHIBIT A
                                                                              TO
                                                  AIRCRAFT LEASE AGREEMENT N0. 2

                             LEASE SUPPLEMENT N0. 1

          LEASE SUPPLEMENT NO. 1, dated March__, 1995 ("Lease Supplement No. 1") to Aircraft Lease Agreement No. 2 dated as of March 15, 1995 (the "Lease") by and between CHAUTAUQUA AIRLINES, INC., as lessee ("Lessee"), and LAMBERT LEASING, INC., as lessor ("Lessor").

                             I N T R O D U C T I O N

          WHEREAS, Lessor and Lessee have heretofore entered into the Lease (defined terms therein being hereinafter used with the same meanings). The Lease provides for the execution and delivery of a Lease Supplement for the purpose of leasing the Aircraft under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof; and

          WHEREAS, a counterpart of the Lease, with this Lease Supplement No. 1 attached thereto, is being filed for recordation with the FAA Aircraft Registry as one document;

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged Lessor and Lessee hereby agree as follows:

A. THE AIRCRAFT. Lessee hereby confirms to Lessor that Lessee has accepted the Aircraft and each Engine and Propeller described below for all purposes hereof and of the Lease as being airworthy, in accordance with specifications, in good working order and repair and without defect in condition, design, operation or fitness for use, whether or not discoverable by Lessee as of the date hereof; PROVIDED, HOWEVER, that nothing contained herein or in the Lease diminishes or affects any right Lessor or Lessee may have with respect to the Aircraft against the Manufacturer, GE, Dowty, any vendor or any subcontractor or supplier thereof:

------------
Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933. The omitted materials have been filed separately with the Securities and Exchange Commission.

AIRFRAME
MANUFACTURER         MODEL       SERIAL NUMBER          U.S. REG. NO.
Saab-Fairchild       340A        340A-006               N360CA

INSTALLED
ENGINES                                                 RATED
MANUFACTURER         MODEL       SERIAL NUMBER          TAKEOFF H/P
General              CT7-5A      GE-E-367-122 (left)    Each of which
Electric                         GE-E--367-141 (right)  Engines has 750
                                                        or more rated
                                                        take off
                                                        horsepower or
                                                        the equivalent
                                                        thereof.

INSTALLED
PROPELLERS                                              RATED TAKEOFF
MANUFACTURER         MODEL       SERIAL NUMBER          SHAFT H/P
Dowty Rotol          R354/4-     DRG/7827/82 (left)     Each of which
                     123-F/13    DRG/1727/84 (right)    propellers is
                                                        capable of
                                                        absorbing 750
                                                        or more rated
                                                        take off shaft
                                                        horsepower.

B. STIPULATED LOSS VALUE. Lessee hereby agrees to pay in accordance with and when required by the Lease Stipulated Loss Value payments in the amounts set forth in Annex 1 to the Lease Rent Schedule and incorporated herein by reference.

C. REPRESENTATIONS BY LESSEE. Lessee hereby represents and warrants to Lessor that on the above date:

(1) The representations and warranties of Lessee set forth in the Lease are true and correct in all material respects as though made on the date above;

(2) Lessee has satisfied or complied with all requirements in the Lease, to be completed by it on or prior to the date hereof;

(3) No Default or Event of Default has occurred and is continuing on the date above; and

(4) Lessee has obtained, and there are in full force and effect, such insurance policies with respect to the Aircraft, as are required to be obtained under the terms of the Lease.

D.  DELIVERY DATE:             March___, 1995

E.  TERM:                      The Term shall commence on the
                               Delivery Date and expire on March
                               ___, 2005, unless terminated earlier
                               pursuant to and in accordance with
                               the Lease.

F.  BASE RENT:                 Lessee agrees to pay Lessor, Base
                               Rent monthly in arrears, in the
                               amounts and on the dates, as set
                               forth in the Lease Rent Schedule.

G.  FIRST BASE RENT            April___, 1995
    PAYMENT DATE:

H.  BASE RENT                  Base Rent during the Term shall be
    PAYMENT DATE:              paid on the same day of each month as
                               the day of the month of the First
                               Base Rent Payment Date.

I.  AIR CRAFT BASE:            Indianapolis, Indiana or Akron,
                               Ohio.

J.  DELIVERY SITE:             St. Louis, Missouri

K.  COUNTERPARTS:              This Lease Supplement No. 1 may be
                               executed in any number of
                               counterparts and by the parties
                               hereto on separate counterparts,
                               each of which counterparts, shall
                               for all purposes be deemed an
                               original, and all such counterparts
                               shall together constitute but one
                               and the same Lease Supplement No. 1.

L.  REFERENCE:                 All the terms and provisions of the
                               Lease are hereby incorporated by
                               reference in this Lease Supplement
                               No. 1 to the same extent as if fully
                               set forth herein.

          IN WITNESS WHEREOF. Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed by their authorized officers as of the day and year first above written.

                               LAMBERT LEASING, INC.,
                               as Lessor

                               By:  /s/ Gena H. Laurent
                                   ---------------------------------
                                   Gena H. Laurent
                                   Vice President

                               By:  /s/ Bengt Nilsson
                                   ---------------------------------
                                   Bengt Nilsson
                                   Treasurer and Credit Manager

                               CHAUTAUQUA AIRLINES, INC.,
                               as Lessee

                               By:  /s/ Timothy L. Coon
                                   ---------------------------------
                                   Timothy L. Coon
                                   Senior Vice President

                                                                       EXHIBIT B
                                                                              TO
                                                  AIRCRAFT LEASE AGREEMENT N0. 2

                             INSURANCE ENDORSEMENTS

          It is understood and agreed that the Saab Fairchild 340A Aircraft, MSN-340A-006, U.S. Registration No. N360CA with two General Electric CT7-5A Engines, serial nos. GE-E-367-122 and GE-E-367-141, respectively, and two Dowty Rotol R354/4-123-F/13 Propellers, serial nos. DRG/7827/82 and DRG/1727/84, respectively, is leased by Lambert Leasing, Inc., a Delaware corporation, as lessor ("Lessor"), under Lease Agreement No. 2 dated as of March 15, 1995 (the "Lease") to Chautauqua Airlines, Inc., as Lessee ("Named Insured").

          As provided in Part B below, Lessor and (until at least December 22,
1996) Security Pacific Equipment Leasing, Inc., as their interests may appear, shall be Additional Insureds with respect to each policy of liability insurance to which these endorsements are attached, and Lessor shall be the Loss Payee with respect to each policy of "all risks" insurance to which these endorsements are attached. With respect to the interests of each Additional Insured or Loss Payee in and with respect to the Aircraft as defined in Section 2 of the Lease (the "Subject Property") insured under each policy by the insurers listed in the Schedule of Insurers attached as Annex 1 hereto (collectively, the "Company"), the Company hereby agrees that each "all risks" 'policy includes the endorsements in Part A below; each liability policy includes the endorsements in Part B below; and all policies include the endorsements in Part C below:

A. LOSS PAYABLE ENDORSEMENTS (HULL POLICY)

          This "all risks" insurance is endorsed with respect to the Subject Property, (A) to name Lessor as an additional insured, as its interests may appear ("Additional Insured") and Lessor, as loss payee, as its interests may appear ("Loss Payee").

1. Loss or damage, if any, to the Subject Property described in this policy to the extent of the Stipulated Loss Values set forth in the Stipulated Loss Value Table attached as Schedule 1 hereto shall be payable as follows:

   (i) loss or damage with respect to the Subject Property which does not constitute an Event of Loss (as defined in the Lease) shall be payable in United States Dollars solely to Lessor; except loss or damage with respect to the Aircraft of $ 100,000.00 or less shall be payable to Named Insured, unless prior to any loss or damage, Lessor notifies the Company that an Event of Default exists, in which case such amounts shall be payable to Lessor; and

   (ii) loss or damage with respect to the Subject Property described in this policy which constitutes an Event of Loss shall be payable by distributing (x) the amount set forth in Schedule 1 hereto ("SLV Amount^) solely to Lessor, and (y) any remaining amounts solely to Named insured.

2. Subject to paragraph 4 hereof, the insurance under this policy as to the interest only of the Loss Payee shall not be impaired in any way (i) by any action or inaction by Lessee and shall insure the interest of the Loss Payee regardless of any breach or violation by Lessee or any other additional insured of any warranty, declaration or condition contained in such policies, and if available at commercially reasonable cost such coverages shall be provided otherwise than by way of endorsement with Lloyd's Form AVN67A; PROVIDED HOWEVER, that with respect to secretion, embezzlement or conversion by Lessee, no coverage shall apply to any Person which is a willful party to such secretion, embezzlement or conversion, or (ii) because of a subjection of the Aircraft to any condition, use or operation not permitted by the policy or (iii) because of any false statement with respect to the policy by Lessee or its employees, agents or representatives, or any other Person except the Loss Payee (and then such policy shall be impaired only as to such Person), whether occurring before or after the attachment of this endorsement, or whether before or after the loss.

3. If the Named Insured fails to pay any premium or additional premium which shall be or become due under the terns of this policy, the Company agrees to give written notice to each Loss Payee of such nonpayment of premium and this policy shall continue in full force and effect if the Loss Payee when so notified in writing by the Company of the failure of the Named Insured to pay such premium, pays or causes to be paid the premium within thirty (30) days following receipt of the Company's written notice (seven (7) days, or such shorter period as may from time to time be the longest period obtainable in the industry, in the case of any war risk and allied perils coverage). If no Loss Payee pays said premium or additional premium, the rights of Agent, Lessor, Lessee or the Loss Payee under this Loss Payable Endorsement may be terminated by the Company thirty (30) days after receipt of said written notice by the Loss Payee (seven (7) days, or such shorter period as may from time to time be the longest period obtainable in the industry, in the case of any war risk and allied perils coverage).

4. If the Company elects to cancel this policy in whole or in part for nonpayment of premium or for any other reason, the Company will forward a copy of the cancellation notice to the Loss Payee at its office specified hereinafter concurrently with the sending of notice to the Named Insured but in such case this policy shall continue in force for the benefit of the Loss Payee for thirty (30) days (seven (7) days, or such shorter period as may from time to time be the longest period obtainable in the industry, in the case of any war risk and allied perils coverage) after written notice of such cancellation is received by the Loss Payee by a copy sent by certified or registered mail, return receipt requested. In no event, as to the interest only of the Loss Payee, shall cancellation, lapse or adverse material change of any insurance under this policy be effected at the request of the Named Insured before thirty (30) days (seven (7) days, or such shorter period as may from time to time be the longest period obtainable in the industry, in the case of any war risk and allied perils coverage) after written notice of request for cancellation shall have been received by the Loss Payee by a copy sent by certified or registered mail, return receipt requested. If this policy is cancelled, the unearned premium shall be paid to the Loss Payee that has advanced such premium.

5. The coverage provided herein is primary without contribution from any other insurance which might be available to the Loss Payee.

6. Whenever the Company pays to Lessor or Named Insured any sum representing a total loss to the Subject Property insured under this policy, and claims that as to the Named Insured, no liability therefor exists, the Company, at its option, may pay to Lessor or Named Insured, as the case may be, the Stipulated Loss Value (as such term is defined in the Lease and the Schedules attached hereto, but in no event to exceed the Agreed Inured Value as stated in the policy), and the Company shall thereupon be subrogated to and receive a full assignment and transfer, without recourse, of said obligation and the security held as collateral therefor; but shall not exercise such subrogation and assignment right until each Additional Insured has recovered in full the amount of its respective claims against the Named Insured.

7. The coverage granted under this policy shall continue in full force and effect as to the interest of the Loss Payee if the Loss Payee agrees to pay the premium therefor, for a period of thirty (30) days after expiration of said policy unless an acceptable policy in renewal thereof with loss thereunder payable in accordance with the terms of this Loss Payable Endorsement shall have been issued by an insurance company acceptable to Lessor.

8. Should this policy be continued for the term hereof for the benefit of the Loss Payee (with all incidents of ownership of the policy), Paragraphs 2, 6 and 7 of Part A of this Loss Payable Endorsement shall no longer apply to the Loss Payee; PROVIDED, NEVERTHELESS, all privileges and endorsements which, by reason of the printed conditions of this policy, are or may be necessary to maintain the validity of the contract are hereby granted for a period of thirty (30) days, and all notices likewise required to be given to the company by Named Insured are hereby waived for a period of thirty (30) days with the exception of requirements applying at the time of or subsequent to a loss.

9. The Company waives any rights of subrogation against the Loss Payee, to the same extent as Lessee has waived its right against the Loss Payee, except with respect to the gross negligence and/or willful misconduct of the Loss Payee; PROVIDED, that with respect to liability and property damage coverages hereunder such waiver shall not operate to prejudice the Company's rights of recourse against Saab Aircraft AB and/or Saab Aircraft of America, Inc., and/or any subsidiary thereof and General Electric Company and/or any subsidiary thereof, as manufacturers, repairers, suppliers or servicing agents (other than financial services) where such rights of recourse would have existed had such waiver not been given; and PROVIDED, FURTHER, that the exercise by the Company of rights of subrogation derived from rights retained by Named Insured shall not, in any way, delay payment of any claim that would otherwise be payable by the Company but for the existence of rights of subrogation derived from rights retained by Named Insured.

B. LIABILITY POLICY ENDORSEMENTS

          This liability insurance policy is endorsed, with respect to the Subject Property:

(A) To name Lessor and (until at least December 22, 1996) Security Pacific Equipment Leasing, Inc. as additional insureds as their respective interests may appear ("Additional Insureds") and shall cover (i) each of the shareholders of each Additional insured, and (ii) officers, directors, employees, agents and representatives of each Additional insured (with respect to each Additional Insured, collectively, "Covered Persons");

(B) To provide that if this policy is cancelled for any reason whatsoever, or any substantial change is made in the coverage which affects the interest of the Additional Insureds and Covered Persons, or if such insurance is cancelled for nonpayment of premium or allowed to lapse, such cancellation, change or lapse shall not be effective as to the Additional Insureds and Covered Persons thirty (30) days (seven (7) days, or such shorter period as may from time to time be the longest period obtainable in the industry, in the case of war risk and allied perils coverage) after receipt by such Additional Insureds of written notice from the Company sent by certified or registered mail, return receipt requested, of such cancellation, change or lapse;

(C) To provide that if the Named Insured fails to pay any premium or additional premium which shall be or become due under the terms of this policy, the Company agrees to give written notice to each Additional Insured of such nonpayment of premium and this policy shall continue in full force and effect if any one or more of the Additional Insureds when so notified in writing by the Company of the failure of the Named Insured to pay such premium, pays or causes to be paid the premium due within thirty (30) days following receipt of the Company's written notice. If no Additional Insured pays said premium or additional premium, the rights of Lessor and other Additional Insureds and Covered Persons under this Liability Endorsement may be terminated by the Company thirty (30) days after receipt of said written notice by each Additional Insured;

(D) To provide that the Coverage granted under this policy shall continue in full force and effect as to the interest of each Additional Insured and Covered Person if any Additional Insured agrees to pay the premium therefor, for a period of thirty (30) days after expiration of said policy unless an acceptable policy in renewal thereof shall have been issued by an insurance company acceptable to Lessor;

(E) To provide that in respect of the interest of the Additional Insureds and Covered Persons, (i) this policy shall not be invalidated by any action of Named Insured and shall insure the respective interests of the Additional Insureds and Covered Persons named and covered under this Endorsement, as they appear, regardless of any breach or violation by Named Insured of any warranties, declarations or conditions contained in this policy or in the application therefor, if any, and (ii) severability of interest is included, PROVIDED nothing herein shall operate to increase the limits of liability and that coverage provided herein is primary without contribution from any other insurance which might be available to the Additional Insureds, and
    (iii) this insurance shall provide the same protection to each insured hereunder as would have been available had this policy been issued separately to each insured, except that in no event shall the Company's total liability exceed $100,000,000.00;

(F) the Company waives any rights of subrogation against any Additional Insured and the Covered Persons of such Additional Insured to the same extent as Lessee has waived its right against such Additional Insured and the Covered Persons of such Additional insured, except with respect to the gross negligence and/or willful misconduct of such party; PROVIDED, that with respect to liability and property damage coverages hereunder such waiver shall not operate to prejudice the Company's rights of recourse against Saab Aircraft AB and/or Saab Aircraft of America, Inc., and/or any subsidiary thereof as manufacturers, repairers, suppliers or servicing agents (other than financial services) where such rights of recourse would have existed had such waiver not been given, and PROVIDED, FURTHER, that the exercise by the Company of rights of subrogation derived from rights retained by Named Insured shall not, in any way, delay payment of any claim that would otherwise be payable by the Company but for the existence of rights of subrogation derived from rights retained by Named Insured; and

(G) to insure the Additional Insureds and the Covered Persons with respect to liability for matters which are the subject of Named Insured's obligations under the Lease and Lessee Documents to the extent such insurance is provided under this policy; and to provide that such Additional Insureds and Covered Persons are warranted to have no operational interest.

          Nothing in these Insurance Endorsements shall be deemed or construed to be an agreement by the Company to insure the Manufacturer of the Aircraft, Saab Aircraft AB, or the manufacturer of the engines, General Electric Company, against claims arising out of product liability.

          C. NOTICES

          All notices herein provided to be given by the Company to Lessor in connection with this policy and these Endorsements shall be mailed to or delivered to Lessor, Lambert Leasing, Inc., 21300 Ridgetop Circle, Sterling, Virginia 20166, Attention: Vice President, Telecopy No. (703) 406-7309; and to security Pacific Equipment Leasing, Inc. at Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, Attention: Equipment Management Unit #5824, Telecopy No. (415) 765-7343.

          Nothing herein contained shall be held to vary, alter, waive or extend any of the terms, conditions, agreements or limitations of this policy, other than as above stated.

          The insurance described herein is subject to the limitations, conditions, definitions and exclusions of the policies.

                      [SEE ATTACHED "SCHEDULE OF INSURERS"]

                                    The Company

                               By
                                   -------------------------
                                   Authorized Representative

                                                                         ANNEX 1
                                                                              TO
                                                          INSURANCE ENDORSEMENTS

                              SCHEDULE OF INSURERS

                                                                      SCHEDULE 1
                                                                              TO
                                                          INSURANCE ENDORSEMENTS

                           STIPULATED LOSS VALUE TABLE

          The Stipulated Lose Value computed using the immediately preceding Base Rent Payment Date, or if on a Base Rent Payment Date, computing using such Base Rent Payment Date.


DATE                                            TOTAL
----                                            -----
[*]                                             [*]





-------
* Confidential

                                                                      SCHEDULE 1
                                                                              TO
                                                   AIRCRAFT LEASE AGREEMENT NO.2

                              CERTAIN PROCEEDINGS

Not applicable

                              Lease Rent Schedule


Date                     Payment Number                 Amount
----                     --------------                 ------
[*]                           [*]                          [*]


------
* Confidential

NOTE TO EXHIBIT 10.16(a)

The five additional Lease Supplements No. 1 are substantially identical in all material respects to the filed Lease Supplement No. 1 except as follows:


------------------------------------- ----------------------------------- -----------------------------------
            TAIL NUMBER                          CLOSING DATE                     OWNER-PARTICIPANT

------------------------------------- ----------------------------------- -----------------------------------
N35                                            April, 1995                Lambert Leasing, Inc.
------------------------------------- ----------------------------------- -----------------------------------
N40CQ                                          July, 1995                 Lambert Leasing, Inc.
------------------------------------- ----------------------------------- -----------------------------------

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